                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event report SEPTEMBER 17, 2001
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        First Union National Bank (as Representative under a Pooling and Servicing Agreement dated as of July 31, 1998 providing for the issuance of The Money Store Trust, Series 1998-B) and each of the Originators listed on Schedule A attached hereto.
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             (Exact name of registrant as specified in its charter)


              *                          333-32775                     *
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State or other jurisdiction             (Commission             (IRS Employer
     of incorporation)                  File Number)              ID Number)


         c/o First Union National Bank, 401 South Tryon Street - NC1179
                              Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

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          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  The Servicer has and continues to adjust its servicing policies to meet the requirements of regulatory agencies, as provided for in the Pooling and Servicing Agreement. The Issuer will disclose such policies that materially and adversely effect the Certificateholders.

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the SEPTEMBER 17, 2001 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number
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20.1 Monthly statement to Class A Certificate holders with respect to the SEPTEMBER 17, 2001 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
        ---------------
Name: Robert Ashbaugh
Title: Vice President                                 Dated: SEPTEMBER 28, 2001

                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the SEPTEMBER 17, 2001 Remittance Date.

                                   Schedule A


                                            State of               IRS Employer
Registrant                                  Incorporation          ID Number
----------                                  -------------          ---------
TMS Mortgage Inc.                           New Jersey             22-3217781
The Money Store/D.C. Inc.                   D.C.                   22-2133027
The Money Store/Kentucky Inc.               Kentucky               22-2459832
The Money Store Home Equity Corp.           Kentucky               22-2522232
The Money Store/Minnesota Inc.              Minnesota              22-3003495